EXHIBIT 24(a)
February 15, 1999


A. W. Dahlberg, W. L. Westbrook, Tommy Chisholm, and Wayne Boston


Dear Sirs:

         The Southern Company proposes to file or join in the filing of reports under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission with respect to the following: (1) the filing of this Company's Annual Report on Form 10-K for the year ended December 31, 1998 and
(2) the filing of Quarterly Reports on Form 10-Q and Current Reports on Form 8-K during 1999.
         The Southern Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, said Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any necessary or appropriate amendment or amendments to any such reports, to be accompanied in each case by any necessary or appropriate exhibits or schedules thereto.

                                                Yours very truly,

                                                THE SOUTHERN COMPANY


                                                By  /s/A. W. Dahlberg
                                                          A. W. Dahlberg
                                                  Chairman, President and
                                                   Chief Executive Officer

    /s/John C. Adams                                /s/Zack T. Pate
     John C. Adams                                    Zack T. Pate



    /s/A. D. Correll                           /s/William J. Rushton, III
     A. D. Correll                              William J. Rushton, III



   /s/A. W. Dahlberg                              /s/Gloria M. Shatto
     A. W. Dahlberg                                 Gloria M. Shatto



  /s/Paul J. DeNicola                             /s/Gerald J. St. Pe'
    Paul J. DeNicola                               Gerald J. St. Pe'



    /s/Jack Edwards                               /s/Herbert Stockham
      Jack Edwards                                  Herbert Stockham



  /s/H. Allen Franklin                          /s/Stephen A. Wakefield
   H. Allen Franklin                              Stephen A. Wakefield



   /s/Bruce S. Gordon                              /s/W. L. Westbrook
    Bruce S. Gordon                                 W. L. Westbrook



  /s/L. G. Hardman III                             /s/Tommy Chisholm
   L. G. Hardman III                                 Tommy Chisholm



   /s/Elmer B. Harris                       ________________________________
    Elmer B. Harris                                  W. Dean Hudson

Extract from minutes of meeting of the board of directors of The Southern
Company.

                               - - - - - - - - - -

         RESOLVED: That for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, 1999 Form 10-Q's and Form 8-K's and any necessary or appropriate amendment or amendments to any such reports, this Company, the members of its board of directors, and its officers, are authorized to give their several powers of attorney to A. W. Dahlberg, W. L. Westbrook, Tommy Chisholm, and Wayne Boston.

                               - - - - - - - - - -

                  The undersigned officer of The Southern Company does hereby certify that the foregoing is a true and correct copy of a resolution duly and regularly adopted at a meeting of the board of directors of The Southern Company, duly held on February 15, 1999, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated  March 24, 1999                       THE SOUTHERN COMPANY


                                            By   /s/Tommy Chisholm
                                                  Tommy Chisholm
                                                     Secretary